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                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of March 15, 2000 between EdificeRex.com, Inc., a Delaware corporation (the "Company"), and the investors listed on the signature page hereto (each, an "Investor").


                                    RECITALS:

         A. Concurrently with the execution of this Agreement, each Investor is acquiring from the Company shares of the Company's Series C Preferred Stock, par value $.001 per share ("Series C Stock"), pursuant to a Series C Preferred Stock Purchase Agreement between the Company and such Investor (a "Purchase Agreement").

         B. By entering into this Agreement and granting the registration rights provided for herein, the Company wishes to provide a further inducement to each Investor to purchase Series C Stock pursuant to a Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

        1. Certain Definitions. For purposes of this Agreement:

                (a) "Class A Common Stock" means the Class A Common Stock, par value $.001 per share, of the Company, or any successor security.

                (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (c) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act.

                (d) "Holder" means any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 12 below.

                (e) "majority in interest of the Initiating Holders" means Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders.

                (f) "Person" means any individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other firm or entity.

                (g) "Qualified Initial Public Offering" means an offering by the Company of its equity securities to the general public in which the net proceeds to the Company are in excess of $20,000,000 (after deduction of underwriters' discounts and commissions and expenses of the offering) and the public offering price per share is equal to or greater than $10.00 (as adjusted for stock splits, divisions, combinations or similar events) and the underwritten equity securities are listed for trading on either the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market's National Market

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                (h) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

                (i) "Registrable Securities" means (1) any shares of Class A Common Stock (or any successor security) issued or issuable to the Holders upon conversion of their shares of Series C Stock and (2) any shares of Class A Common Stock (or any successor security) issued as a dividend or other distribution with respect to such Series C Stock or shares of Class A Common Stock issued or issuable upon conversion of such Series C Stock and (3) any securities of the Company convertible into, or exercisable or exchangeable for, shares of Class A Common Stock and issued as a dividend or distribution with respect to such Series C Stock or Class A Common Stock issued or issuable upon conversion of such Series C Stock; provided, however, that any Registrable Securities sold by a Person in a transaction in which such Person's rights under this Agreement are not assigned pursuant to Section 12 below shall cease to be Registrable Securities from and after the time of such sale. Notwithstanding the foregoing, securities shall not be treated as Registrable Securities if (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (B) such securities have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act.

                (j) "SEC" means the Securities and Exchange Commission.

                (k) "Securities Act" means the Securities Act of 1933, as amended.

                (l) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement under this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

        2. Request for Registration.

                (a) If the Company shall receive, at any time after the earlier of (i) five years after the date hereof or (ii) nine months after the closing of a Qualified Initial Public Offering (other than a registration relating solely to any Company employee benefit plan), a written request from the Holders (the "Initiating Holders") of at least 50% of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of all or part of the Registrable Securities then held by such Initiating Holders (and covering at least 50% of the Registrable Securities then outstanding) (a "Qualifying Request"), then the Company shall, subject to Section 2(b) below:

                        (i) Promptly give written notice of the proposed
                registration to all other Holders; and

                        (ii) As soon as practicable, use its reasonable diligent
                efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities
                Act) as would permit or facilitate the sale and distribution of the portion of the Registrable Securities as are specified in the Qualifying Request, together with the portion of the Registrable Securities of any Holder or Holders joining in such Qualifying Request as are specified in a written request made by such Holder(s) and received by the Company within 20 days after the written notice from the Company described in clause (i) above is received by such Holder(s).

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                  (b) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2 (i) after the Company has initiated two such registrations pursuant to this
        Section 2 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold), (ii) during any period starting 60 days prior to the proposed filing date of a registration statement of the Company and ending 180 days after the effective date of such registration statement or (iii) if the Registrable Securities requested to be included in a registration pursuant to this Section 2 may be registered on Form S-3 pursuant to Section 4 hereof.

                  (c) Subject to Section 2(b) above, the Company shall file a registration statement covering the Registrable Securities requested to be registered pursuant to Section 2(a) as soon as practicable after receipt of the Qualifying Request; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Initiating Holders a certificate signed by a senior officer of the Company to such effect, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the Qualifying Request; and, further provided that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

                  (d) The registration statement filed pursuant to a Qualifying Request may, subject to the provisions of Section 2(e) hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company. Any securities to be registered pursuant to a Qualifying Request shall be allocated in the same manner as set forth in Section 9 hereof.

                  (e) If the Initiating Holders intend to distribute the Registrable Securities covered by their Qualifying Request by means of an underwriting, they shall so advise the Company as part of their Qualifying Request made pursuant to Section 2(a), and the Company shall include such information in its written notice referred to in Section 2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If the Company requests inclusion in any registration pursuant to this Section 2 of securities being sold for its own account, or if other Persons shall request inclusion in any registration pursuant to this Section 2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on the Company's and such Persons' acceptance of the applicable provisions of this Agreement. The Company shall (together with all Holders and other Persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters must be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of shares sought to be included by the Company and any Persons other than the Holders requesting inclusion in such registration shall be reduced to the extent required by the representative of the underwriters and the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all such other securities are first entirely excluded; thereafter, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 9 hereof. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, the representative of the underwriters or the Initiating Holders, and the securities so excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously

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        reduced as a result of marketing factors pursuant to this Section 2(e), then the Company shall offer to all Holders who have retained rights to include Registrable Securities in the registration the right to include additional Registrable Securities (that were initially requested to be included in such registration) in such registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders in accordance with Section 9.

        3. Company Registration.

                  (a) Subject to Section 3(e) below, if at any time or times after the date hereof the Company determines to register any of its equity securities either for its own account or the account of a security holder or holders exercising its or their demand registration rights, the Company will:

                        (i) Promptly give to each Holder written notice thereof;
                and

                        (ii) Use its reasonable diligent efforts to include in
                such registration (and any related qualifications under applicable blue sky or other state securities laws and other compliance with the Securities Act), except as set forth in
                Section 3(c) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request made by any Holder and received by the Company within 20 days after the written notice from the Company described in clause
                (i) above is received by such Holder. Such written request may specify all or a part of a Holder's Registrable Securities.

                  (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i) above. In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company that have exercised their registration rights to participate therein and are distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                  (c) Notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all Holders of Registrable Securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated (i) first to the Company for securities being sold for its own account and to security holders that have exercised their demand registration rights with respect to such registration, (ii) then to all other holders of equity securities of the Company included in such registration on a pro rata basis. If any Person does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company or the representative of the underwriters, and the securities so excluded shall also be withdrawn from such registration.

                  (d) If shares are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all Holders who have retained the right to include Registrable Securities in the registration the right to include additional Registrable Securities (that were initially requested to be included in such registration) in such registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated in accordance with the first sentence of Section 3(c).

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                  (e) This Section 3 shall not apply to a registration on any registration form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities or to registrations relating solely to (i) any Company employee benefit plan or (ii) transactions pursuant to Rule 145 or any other similar rule promulgated under the Securities Act.

        4. Registration on Form S-3.

                  (a) After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the Holders of at least 50% of the Registrable Securities then outstanding shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of Registrable Securities to be sold by such Holders). As soon as practicable after receiving any such request, the Company shall effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of the Registrable Securities requested to be included in such registration; provided, however, that the Company shall not be obligated to effect, or take any action to effect, any such registration if (i) the Registrable Securities to be sold by the requesting Holders constitute less than 50% of the Registrable Securities then outstanding;
        (ii) Form S-3 is not then available for use in such offering; (iii) the Company shall furnish to the requesting Holders the certification described in Section 2(c) (but subject to the limitations set forth therein); (iv) the Company shall have already completed two registrations on Form S-3 during the prior 12 months (counting for this purpose only registrations which have been declared or ordered effective); (v) the sale of Registrable Securities in such offering would occur in any jurisdiction in which the Company would be required to qualify to do business (and in which it would not otherwise be required to qualify but for the sale of such Registrable Securities) or to file a general consent to service of process; or (vi) the sale of Registrable Securities in such offering would occur during any period starting on the effective date of any registration statement of the Company (other than such Form S-3) and ending 180 days after the effective date of such registration statement.

                  (b) Regardless of whether any Holder has completed the sale of its Registrable Securities covered by a Form S-3, if, at any time after the effective date of such Form S-3, the Company notifies such Holder that such Form S-3 includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, then the Company may require such Holder to cease such Holder's sales of Registrable Securities covered by such Form S-3 until such time as the Company files an amendment to such Form S-3 correcting such untrue statement or including such material fact, which amendment shall be filed by the Company no later than 90 days after the date of the Company's notice given to such Holder under this Section 4(b).

        5. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as soon as practicable:

                (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities being registered thereunder, keep such registration statement effective for up to 90 days or until the Holders have completed the distribution referred to in such registration statement, whichever occurs first; provided, however, that before filing such registration statement or any amendment thereto, the Company will furnish to the Holders of Registrable Securities covered by such registration statement copies of all such documents proposed to be filed.

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                (b) Prepare and file with the SEC such amendments and
        supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement.

                (c) Furnish to the Holders of Registrable Securities covered by such registration statement such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as Holders of Registrable Securities covered by such registration statement may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the representative of the underwriters of such offering.

                (e) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                (f) Notify each Holder of Registrable Securities covered by such registration statement: (i) when the registration statement has become effective; (ii) when any post-effective amendment to the registration statement becomes effective; and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

                (g) Notify each Holder of Registrable Securities covered by such registration statement if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of such registration statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use its reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as reasonably possible. The Company will advise each Holder of Registrable Securities covered by such registration statement promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

                (h) As soon as practicable after the effective date of such registration statement, and in any event within 16 months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the effective date of such registration statement and otherwise complying with Section 11(a) of the Securities Act.

        6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of such Holder's Registrable Securities.

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        7. Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2 or 4, including without limitation all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders of Registrable Securities hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders of Registrable Securities on behalf of all selling shareholders at the time, such fees and disbursements not to exceed $15,000) shall be borne by the Company; provided, however, that with respect to registrations pursuant to Section 4, the Company shall only be required to bear such expenses in connection with the first three requests for registrations on Form S-3 (counting for this purpose any request for registration which is withdrawn by the Holders, regardless of the reason for such withdrawal, but not counting for this purpose any registration which is withdrawn by the Company, regardless of the reason for such withdrawal).

        8. Expenses of Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3, including without limitation all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders of Registrable Securities hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders of Registrable Securities on behalf of all selling shareholders at the time, such fees and disbursements not to exceed $15,000) shall be borne by the Company.

        9. Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of the Holders cannot be so included as a result of limitations imposed by any underwriter or underwriters of the aggregate number of Registrable Securities that may be so included, the number of Registrable Securities that may be so included shall be allocated among the Holders requesting inclusion pro rata on the basis of the number of Registrable Securities that would be held by such Holders, assuming conversion; provided, however, that if any Holder does not request inclusion of the minimum number of shares of Registrable Securities allocated to such Holder pursuant to the above-described procedure, the remaining portion of such Holder's allocation shall be reallocated among those requesting Holders whose allocations did not satisfy their requests, pro rata on the basis of the number of Registrable Securities that would be held by such Holders, assuming conversion, and this procedure shall be repeated until all of the Registrable Securities which may be included in the registration on behalf of the requesting Holders have been so allocated.

        10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                (a) The Company will indemnify and hold harmless each Holder and each Holder's officers, directors and employees, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls (within the meaning of the Securities Act or the Exchange
        Act) such Holder or underwriter against any losses, claims, damages or liabilities, whether or not involving a third party, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation by the Company (provided, however, that the Company will not be required to indemnify any of the foregoing Persons on account of any losses, claims, damages or liabilities arising out of or based upon a Violation by the Company if and to the extent that such Violation was made in a preliminary prospectus and was corrected in a subsequent prospectus that was required by law to be delivered to the Person making the claim with respect to which indemnification is sought hereunder (and

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


        such subsequent prospectus was made available by the Company to permit delivery of such prospectus in a timely manner) and such subsequent prospectus was not so delivered to such Person); and the Company will pay to each indemnified party under this Section 10(a), as incurred, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation by the Company which occurs in reliance upon and in conformity with written information furnished by or on behalf of such indemnified party expressly for use in connection with any registration.

                (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities covered by such registration statement and each Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) such underwriter or other Holder, against any losses, claims, damages or liabilities, whether or not involving a third party, to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon a Violation by the selling Holder, in each case to the extent that such Violation by the selling Holder occurs in reliance upon and in conformity with written information furnished by or on behalf of the indemnifying Holder expressly for use in connection with any registration; and each indemnifying Holder will pay to each indemnified party under this
        Section 10(b), as incurred, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying Holder (which consent shall not be unreasonably withheld); and further provided that in no event shall the liability of any Holder under this Section 10(b) exceed the net proceeds from the offering received by such Holder.

                (c) Promptly after receipt by an indemnified party under this
        Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement of such action, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 10 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby; and such failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

                (d) The obligations of the Company to any particular Holder and of such Holder to the Company shall survive for a period of two (2) years from the completion of any offering of Registrable Securities of such Holder pursuant to the last registration statement under this Agreement in which such Holder's Registrable Securities were included.

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                (e) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of fraudulent misrepresentation. Notwithstanding anything to the contrary in this
        Section 10, no Holder shall be required, pursuant to this Section 10, to contribute any amount in excess of the net proceeds received by such Holder from the sale of Registrable Securities in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

        11. Termination. This Agreement will terminate as between the Company and any particular Holder upon the earlier of (i) three (3) years after the closing of a Qualified Initial Public Offering and (ii) such time when Rule 144(k) or another similar exception under the Securities Act is available for the sale of all of such Holder's Registrable Securities; provided, however, that the obligations of the Company and such Holder contained in Section 10 hereof shall survive any such termination for a period of two (2) years from the completion of any offering of Registrable Securities of such Holder pursuant to the last registration statement under this Agreement in which such Holder's Registrable Securities were included.

        12. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part by a Holder to one or more transferees or assignees of not less than 50,000 shares of Registrable Securities owned by such Holder (as adjusted for any stock splits, stock dividends, stock combinations or similar events); provided that, in each case, as a condition to such transfer or assignment, the Holder shall give prior written notice to the Company of such transfer or assignment (which notice shall set forth the identity of the transferee or assignee) and such transferee or assignee shall deliver to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on the transferring Holder under this Agreement, to the same extent as if such transferee or assignee was a party hereto.

        13. "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period not to exceed 270 days following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company's Qualified Initial Public Offering, it shall not, to the extent requested by the Company and the representative of the underwriters of such Qualified Initial Public Offering, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any shares of Class A Common Stock issuable upon conversion of the Series C Stock, except for shares of Class A Common Stock included in such registration (if any), provided that all officers and directors of the Company are similarly restricted.

        14. Changes in Registrable Securities. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement as a condition to any such merger or consolidation.

        15. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement.

        16. Amendment; Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, and compliance therewith may be waived (either generally or in a particular circumstance and either retroactively or prospectively), (i) as to the Company, by a written instrument signed by the Company, and (ii) as to the Holders, by one or more written instruments signed by the Holders that hold 51% or more of the Common Share Equivalents then held by all Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Holders and the Company. As used herein, "Common Share Equivalents" means shares of Class A Common Stock at the time outstanding as a result of conversion of Series C Stock and shares of Class A Common Stock issuable upon conversion of shares of Series C Stock at the time outstanding.

        17. Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns (as provided in Section 12 hereof). Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective legal representatives, successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

        18. Applicable Law. The laws of the state of New York shall govern the interpretation, validity and performance of the terms of this Agreement.

        19. Judicial Proceedings. Any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement or the rights or interests of any of the parties hereto or the breach or alleged breach of this Agreement, whether arising during, at or after the termination of this Agreement (each of the foregoing disputes, controversies and claims hereinafter referred to as an "Agreement Dispute"), shall be brought only in a federal or state court located in the county, city and state of New York, and each of the parties hereto (i) unconditionally accepts the exclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby and (ii) irrevocably waives any objection such party may now have or hereafter has as to the venue of any such proceeding brought in such a court or that such court is an inconvenient forum. Each of the parties hereto hereby waives trial by jury in any judicial proceeding to which they are parties involving an Agreement Dispute.

        20. Notices. All notices and other communications required or permitted hereunder, shall be dated and in writing and shall be personally delivered, mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by a nationally-recognized overnight courier, addressed to the address set forth below:

        If to the Company:

        EdificeRex.com, Inc.
        200 Park Avenue
        New York, New York  10166
        Attention:  General Counsel

        with a copy to:

        EdificeRex.com, Inc.
        200 Park Avenue
        New York, New York  10166
        Attention:  Jeffrey P. Cohen

                If to any Investor, to the address set forth next to its name on any signature page attached hereto.

                If to any Holder, to such Holder's address as set forth in the books and records of the Company.

                Any such notice or communication shall be deemed to have been received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of a nationally-recognized overnight courier, on the next business day after the date when sent, and (C) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

        21. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all prior agreements and understandings between the parties with respect to its subject matter.

        22. Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        23. Descriptive Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

        24. Neutral Construction. The parties to this Agreement agree that this Agreement was negotiated fairly between them at arm's length and that the final terms of this Agreement are the product of the parties' negotiations. Each party represents and warrants that it has sought and received legal counsel of its own choosing with regard to the content of this Agreement and the rights and obligations affected hereby. The parties agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Agreement therefore should not be construed against a party or parties on the grounds that the party or parties drafted or was more responsible for drafting the provision(s).

        25. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                    COMPANY:

                                    EDIFICEREX.COM, INC.



                                    By:   /s/ Jeffrey P. Cohen
                                         -----------------------------------
                                         Jeffrey P. Cohen
                                         Executive Vice President



                                   INVESTORS:

     Address:                      METROPOLITAN INTERNET PARTNERS I, LLC
     -------
     c/o Insignia Internet
     Initiatives, Inc.
     300 Delaware Avenue,
     Suite 900                     By:   MIP I, LLC, its Managing Member
     Wilmington, Delaware 19801
     Attention:  President         By:   Insignia Internet Initiatives, Inc.,
                                            its Managing Member


                                   By:   /s/ Adam Gilbert
                                         ------------------------------------
                                         Adam Gilbert
                                         President


   Address:                        BLACKACRE CAPITAL MANAGEMENT, LLC
   -------
   Blackacre Capital
   Management, LLC
   450 Park Avenue
   28th Floor
   New York, NY  10022             By:   /s/Ronald Kravit
                                         -----------------------------------
   Attention:  Ronald Kravit             Ronald Kravit
                                         Managing Director